                      PROSPECTUS SUPPLEMENT -- JUNE 3, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
Seligman Common Stock Portfolio (April 30, 2010)                    SL-9921-99 A

Effective July 3, 2010, the following changes are hereby made to the Fund's prospectus:

The list of portfolio managers shown under the caption "Fund Management" in the Summary of the Fund section is superseded and replaced with the following:

PORTFOLIO MANAGER   TITLE               MANAGED FUND SINCE
-----------------   -----               ------------------
Brian M. Condon     Portfolio Manager   May 2010

The description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" in the More Information about the Fund section is superseded and replaced as follows:

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Brian M. Condon, Portfolio Manager

-    Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1999.

-    Began investment career in 1993.

-    BA from Bryant College and MS in finance from Bentley College.

The rest of the section remains unchanged.

                                                              SL-9921-3 A (6/10)